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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 17, 2001
                                                         --------------


                           APOGEE ENTERPRISES, INC.
                           ------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Minnesota
                                   ---------
                (State or Other Jurisdiction of Incorporation)

              0-6365                                      41-0919654
              ------                                      ----------
     (Commission file number)                  (IRS employer identification no.)

      7900 Xerxes Avenue South - Suite 1800, Minneapolis, Minnesota 55431
      -------------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (952) 835-1874
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

                               Page 1 of 4 Pages
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Item 5.  Other Events.

         Effective as of July 2, 2001, Apogee Enterprises, Inc., a Minnesota corporation (the "Company"), removed American Stock Transfer & Trust Company (f/k/a American Stock Transfer Company) as Rights Agent under its Rights Agreement, dated as of October 19, 1990, and amended as of June 28, 1995, February 22, 1999, and December 7, 1999 (the "Rights Agreement"). Effective upon the removal of American Stock Transfer & Trust Company as Rights Agent, the Company appointed The Bank of New York as successor Rights Agent and entered into Amendment No. 4 to the Rights Agreement (the "Amendment") with The Bank of New York. The Amendment was executed on July 17, 2001. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement and the Amendment.

         The Amendment removes all references to American Stock Transfer & Trust Company as Rights Agent and replaces such references with "The Bank of New York." Additionally, the Amendment, among other things, (a) provides that the Company's reimbursement and indemnification obligations under the Rights Agreement shall survive the termination of the Rights Agreement, (b) eliminated the requirement that the Company provide written notice to individual holders of Rights Certificates of any future change in Rights Agent, (c) extended to the Rights Agent the authority under certain circumstances to request a court to appoint a new Rights Agent in the event the Company fails to do so, and (d) changed the governing law of the Rights Agreement from Minnesota to New York.

         A copy of the Amendment has been attached as an exhibit hereto and is incorporated herein by reference. The foregoing description of the amendments to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 7.  Financial Statements and Exhibits.

         1. Amendment No. 4, effective as of July 2, 2001, to Rights Agreement, dated as of October 19, 1990 and amended as of June 28, 1995, February 22, 1999, and December 7, 1999, between the Company and The Bank of New York.

                               Page 2 of 4 Pages
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           APOGEE ENTERPRISES, INC.



                                           By: /s/ Michael B. Clauer
                                               -------------------------------
                                               Michael B. Clauer
                                               Chief Financial Officer

Dated: July 26, 2001

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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

     1 Amendment No. 4, effective as of July 2, 2001, to Rights Agreement, dated as of October 19, 1990, and amended as of June 28, 1995, February 22, 1999, and December 7, 1999, between the Company and The Bank of New York.

                               Page 4 of 4 Pages